                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                           Date of report: 17-Apr-03

                       CIT Equipment Collateral 2002-VT1


           A Delaware      Commission File             I.R.S. Employer
           Corporation     No. 0001172747              No. 51-0407692

                             c/o Capita Corporation
                    1 CIT Drive, Livingston, New Jersey 07039
                         Telephone number: (973)740-5000

     Item 5. Other

                        CIT Equipment Collateral 2002-VT1
                            Monthly Servicing Report



                                                                                Determination Date:            04/17/03
                                                                                 Collection Period:            03/31/03
                                                                                      Payment Date:            04/21/03

I. AVAILABLE FUNDS
   A.  Available Pledged Revenues

        a.       Scheduled Payments Received                                                            $ 33,030,758.47
        b.       Liquidation Proceeds Allocated to Owner Trust                                             1,132,342.17
        c.       Required Payoff Amounts of Prepaid Contracts                                                887,183.89
        d.       Required Payoff Amounts of Purchased Contracts                                                    0.00
        e.       Proceeds of Clean-up Call                                                                         0.00
        f.       Investment Earnings on Collection Account and
                  Note Distribution Account                                                                        0.00

                                                   Total Available Pledged Revenues =                   $ 35,050,284.53

   B.  Determination of Available Funds

        a.       Total Available Pledged Revenues                                                       $ 35,050,284.53
        b.       Servicer Advances                                                                         3,127,377.07
        c.       Recoveries of  prior Servicer Advances                                                   (4,030,522.38)
        d.       Withdrawal from Cash Collateral Account                                                   1,093,946.02
                                                                                                        ---------------

                                                   Total Available Funds =                              $ 35,241,085.24


II. DISTRIBUTION AMOUNTS

 A.  COLLECTION ACCOUNT DISTRIBUTIONS

    1. Servicing Fee                                                                                               421,518.75

    2. Class A-1 Note Interest Distribution                                                           0.00
       Class A-1 Note Principal Distribution                                                          0.00
                           Aggregate Class A-1 distribution                                                              0.00

    3. Class A-2 Note Interest Distribution                                                     483,294.26
       Class A-2 Note Principal Distribution                                                 30,296,338.03
                           Aggregate Class A-2 distribution                                                     30,779,632.29

    4. Class A-3 Note Interest Distribution                                                   1,071,308.33
       Class A-3 Note Principal Distribution                                                          0.00
                           Aggregate Class A-3 distribution                                                      1,071,308.33

    5. Class A-4 Note Interest Distribution                                                     414,657.08
       Class A-4 Note Principal Distribution                                                          0.00
                           Aggregate Class A-4 distribution                                                        414,657.08

    6. Deposit to the Class A Principal Account                                                       0.00

    7. Class B Note Interest Distribution                                                        61,359.08
       Class B Note Principal Distribution                                                      898,274.17
                           Aggregate Class B distribution                                                          959,633.25

    8. Class C Note Interest Distribution                                                        37,430.87
       Class C Note Principal Distribution                                                      489,967.73
                           Aggregate Class C distribution                                                          527,398.60

    9. Class D Note Interest Distribution                                                        87,001.47
       Class D Note Principal Distribution                                                      979,935.46
                           Aggregate Class D distribution                                                        1,066,936.93

   10. Deposit to the Cash Collateral Account                                                                            0.00

   11. Amounts in accordance with the CCA Loan Agreement                                                                 0.00

   12. Remainder to the holder of the equity certificate                                                                 0.00


                                                             Collection Account Distributions =                 35,241,085.24
                                                                                                                =============

 B.  CASH COLLATERAL ACCOUNT DISTRIBUTIONS

    1. Payment due on the Senior Loan                                                                            1,818,694.98

    2. Payment due on the Holdback                                                                                       0.00

    3. Payment to the Depositor                                                                                          0.00
                                                                                                               ---------------

                                                             Cash Collateral Account Distributions =             1,818,694.98
                                                                                                               ==============

 C.  INCORRECT DEPOSITS TO BE RETURNED TO CIT                Collection Account Distributions =                          0.00
                                                                                                               --------------


III. INFORMATION REGARDING DISTRIBUTIONS ON THE SECURITIES


    ---------------------------------------------------------------------------------------
          Distribution           Class A-1       Class A-2      Class A-3   Class A-4
             Amounts               Notes           Notes          Notes       Notes
    ---------------------------------------------------------------------------------------
1.        Interest Due                  0.00      483,294.26   1,071,308.33    414,657.08
2         Interest Paid                 0.00      483,294.26   1,071,308.33    414,657.08
3      Interest Shortfall               0.00            0.00           0.00          0.00
         ((1) minus (2))
4        Principal Paid                 0.00   30,296,338.03           0.00          0.00

5   Total Distribution Amount           0.00   30,296,338.03     414,657.08          0.00
         ((2) plus (4))



    ----------------------------------------------------------------------------------------------
          Distribution                 Class B          Class C         Class D     Total Offered
             Amounts                    Notes            Notes           Notes          Notes
    --------------------------------------------------------------------------------------------
1.        Interest Due              61,359.08        37,430.87       87,001.47     2,155,051.09
2         Interest Paid             61,359.08        37,430.87       87,001.47     2,155,051.09
3      Interest Shortfall                0.00             0.00            0.00             0.00
         ((1) minus (2))
4        Principal Paid            898,274.17       489,967.73      979,935.46    32,664,515.40

5   Total Distribution Amount      959,633.25       527,398.60    1,066,936.93    33,264,963.90
         ((2) plus (4))



IV. Information Regarding the Securities

  A Summary of Balance Information


      --------------------------------------------------------------------------------------------------

                       Applicable   Principal Balance    Class Factor  Principal Balance   Class Factor
           Class         Coupon          Apr-03             Apr-03           Mar-03          Mar-03
                          Rate        Payment Date       Payment Date     Payment Date     Payment Date

      --------------------------------------------------------------------------------------------------
   a. Class A-1 Notes    1.9600%                0.00       0.00000                  0.00     0.00000
   b. Class A-2 Notes    2.9000%      169,687,494.31       0.61259        199,983,832.35     0.72196
   c. Class A-3 Notes    4.0300%      319,000,000.00       1.00000        319,000,000.00     1.00000
   d. Class A-4 Notes    4.6700%      106,550,000.00       1.00000        106,550,000.00     1.00000
   e.  Class B Notes     3.9700%       17,648,551.04       0.60131         18,546,825.22     0.63192
   f.  Class C Notes     4.4400%        9,626,482.39       0.60166         10,116,450.12     0.63228
   g.  Class D Notes     5.1600%       19,252,964.78       0.59984         20,232,900.24     0.63037

   h.       Total Offered Notes       641,765,492.52                      674,430,007.92

   i.       One - Month Libor Rate          1.28375%


  B Other Information

     -----------------------------------------------------------------------

                                Scheduled            Scheduled
                            Principal Balance    Principal Balance
            Class                Apr-03               Mar-03
                              Payment Date         Payment Date

     -----------------------------------------------------------------------

       Class A-1 Notes                0.00                 0.00




     -------------------------------------------------------------------------------------------------

                                      Target             Class            Target             Class
                        Class    Principal Amount        Floor       Principal Amount        Floor
            Class    Percentage       Apr-03            Apr-03            Mar-03            Mar-03
                                   Payment Date      Payment Date      Payment Date      Payment Date

     -------------------------------------------------------------------------------------------------

           Class A     92.75%       595,237,494.31                  625,533,832.35
           Class B      2.75%        17,648,551.04         0.00      18,546,825.22              0.00
           Class C      1.50%         9,626,482.39         0.00      10,116,450.12              0.00
           Class D      3.00%        19,252,964.78         0.00      20,232,900.24              0.00


V. PRINCIPAL

  A. MONTHLY PRINCIPAL AMOUNT

     1.    Principal Balance of Notes and Equity Certificates                    674,430,007.92
           (End of Prior Collection Period)
     2.    Contract Pool Principal Balance (End of Collection Period)            641,765,492.52
                                                                                 ---------------

                                            Total monthly principal amount        32,664,515.40



 B.  PRINCIPAL BREAKDOWN                                       No. of Accounts
                                                               -----------------
         1.    Scheduled Principal                                69,129           29,402,514.50
         2.    Prepaid Contracts                                    244             1,005,590.19
         3.    Defaulted Contracts                                  315             2,256,410.71
         4.    Contracts purchased by CIT Financial USA, Inc.        0                      0.00
                                                               ----------------------------------

               Total Principal Breakdown                          69,688           32,664,515.40


VI. CONTRACT POOL DATA

  A. CONTRACT POOL CHARACTERISTICS


                                    -------------------------------------------------------------
                                       Original                  Apr-03           Mar-03
                                         Pool                 Payment Date     Payment Date
                                    -------------------------------------------------------------
1. a.  Contract Pool Balance             1,068,496,994.00       641,765,492.52    674,430,007.92
   b.  No of Contracts                             73,864               69,688            70,247
   c.  Pool Factor

2. Weighted Average Remaining Term                  38.00                 29.4              30.1

3. Weighted Average Original Term                    44.1



  B. DELINQUENCY INFORMATION


                                      --------------------------------------------------------------------------------
                                                     % of       % of Aggregate
                                                                Required Payoff     No. of         Aggregate Required
                                                   Contracts        Amount         Accounts          Payoff Amounts
                                      --------------------------------------------------------------------------------
 1. Current                                             94.47%          95.66%          65,831        621,573,521.66
    31-60 days                                           3.15%           2.76%           2,197         17,947,235.75
    61-90 days                                           1.08%           0.81%             750          5,290,948.62
    91-120 days                                          0.63%           0.33%             437          2,138,355.71
    120+ days                                            0.68%           0.44%             473          2,838,586.64

                    Total Delinquency                   100.0%          100.0%          69,688        649,788,648.38

 2. Delinquent Scheduled Payments:

    Beginning of Collection Period                                                8,926,301.17
    End of Collection Period                                                      8,023,155.86
                                                                               ---------------

                    Change in Delinquent Scheduled Payments                        (903,145.31)




  C. DEFAULTED CONTRACT INFORMATION

 1. Required Payoff Amount on Defaulted Contracts                                 2,256,410.71
 2. Liquidation Proceeds received                                                 1,132,342.17
                                                                               ---------------
 3. Current Liquidation Loss Amount                                               1,124,068.54

 4. Cumulative Liquidation Losses to date                                         8,430,238.41

                                             % of Initial Contracts                     3.110%
                                 % of Initial Contract Pool Balance                     0.789%


VII. MISCELLANEOUS INFORMATION

   A. SERVICER ADVANCE BALANCE

       1. Opening Servicer Advance Balance                      8,926,301.17
       2. Current Period Servicer Advance                       3,127,377.07
       3. Recoveries of prior Servicer Advances                -4,030,522.38
                                                               --------------
       4. Ending Servicer Advance Balance                       8,023,155.86

   B. CASH COLLATERAL ACCOUNT

       1. Applicable Rates for the Interest Period:
          a.  Libor Rate for the Interest Period                              1.2838%
          b.  Senior Loan Interest Rate                                       4.7838%
          c.  Holdback Amount Interest Rate                                   7.2838%

       2. Opening Cash Collateral Account                                                 59,012,625.69

       3. Deposit from the Collection Account                                                      0.00

       4. Withdrawals from the Cash Collateral Account                                    (1,093,946.02)

       5. Investment Earnings                                                                 54,495.91

       6. Investment Earnings Distributions:
          a.  Senior Loan Interest                                                           -54,495.91
          b.  Senior Loan Principal                                                                0.00
          c.  Holdback Amount Interest                                                             0.00
          d. Holdback Amount Principal                                                             0.00
                                                                                            -----------
                            Total Investment Earnings distributions                          -54,495.91

       7. Remaining available amount                                                               0.00

       8. Required Cash Collateral Account Amount                                         56,154,480.60

       9. Cash Collateral Account Surplus/ (Shortfall)                                             0.00

      10. Distribution of CCA Surplus:
          a.  Senior Loan Principal                                                       -1,764,199.07
          b. Holdback Amount Principal                                                             0.00
                                                                                          -------------
                                           Total Distribution of Surplus                  -1,764,199.07

      11. Ending Cash Collateral Account                                                  56,154,480.60

      12. Cash Collateral Account deficiency                                                       0.00


   C. OTHER RELATED INFORMATION

       1. Discount Rate                                                                     4.6150%

       2. Life to Date Prepayment (CPR)                                                        6.5%

       3. Life to Date Substitutions:

          a.  Prepayments                                           0.00

          b.  Defaults                                              0.00




          -----------------------------------------------------------------------------
                                                        Apr-03             Mar-03
                                       Item          Payment Date       Payment Date
          -----------------------------------------------------------------------------
          a.  Senior Loan                               2,759,759.93       4,523,959.00
          b.  Holdback Amount                          58,767,335.00      58,767,335.00

                         NCT Funding Company LLC, Allfirst Bank, as trustee under the
              Indenture, and Capita Corporation, in its individual capacity and as Servicer, DO
               HEREBY CERTIFY that I am a Responsible Officer of the Servicer and, pursuant to
                   Section 9.02 of the Pooling and Servicing Agreement, I DO HEREBY FURTHER
                  CERTIFY the following report with respect to the Payment Date occurring on
                                                   04/21/03

           This Certificate shall constitute the Servicer's Certificate as required by Section 9.02 of the Pooling and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the
                                       Pooling and Servicing Agreement.


                                              Capita Corporation

                                                  Glenn Votek
                                                  -----------
                                                  Glenn Votek
                                    Executive Vice President, and Treasurer

